First Eagle Overseas Variable Fund
Consolidated Schedule of Investments
March 31, 2026 (unaudited)

Investments	Shares	Value ($)
Common Stocks - 78.3%

Belgium - 1.5%
Groupe Bruxelles Lambert NV	41,513	3,776,208

Brazil - 2.2%
Ambev SA, ADR	1,140,984	3,331,673
Itausa SA (Preference)	826,753	2,231,340
		5,563,013
Canada - 5.7%
CAE, Inc. *	10,808	281,407
Imperial Oil Ltd.	66,580	8,720,827
North West Co., Inc. (The)	6,521	255,618
Nutrien Ltd.	31,790	2,398,873
Power Corp. of Canada	65,625	3,159,303
		14,816,028
Chile - 0.7%
Cia Cervecerias Unidas SA, ADR	151,598	1,720,637

China - 3.1%
Alibaba Group Holding Ltd.	187,368	2,936,898
Prosus NV	110,959	5,136,910
		8,073,808
Faroe Islands - 0.3%
Bakkafrost P/F	18,471	866,323

Finland - 0.4%
Kesko OYJ, Class B (a)	43,238	960,245

France - 6.3%
Danone SA	37,422	2,990,285
Dassault Systemes SE	203,465	4,118,996
Laurent-Perrier	9,212	881,403
Legrand SA	11,721	1,820,912
LVMH Moet Hennessy Louis Vuitton SE	9,360	5,116,640
Pluxee NV	12,776	157,098
Sodexo SA	9,861	506,186
Wendel SE	6,827	615,052
		16,206,572
Germany - 3.3%
Brenntag SE	8,534	578,078
FUCHS SE (Preference)	42,232	1,796,489
Henkel AG & Co. KGaA (Preference)	23,218	1,793,571
Merck KGaA	34,622	4,398,856
		8,566,994
Hong Kong - 4.5%
AIA Group Ltd.	199,600	2,217,821
CK Asset Holdings Ltd.	398,000	2,277,273
Guoco Group Ltd.	157,670	1,363,774
Hongkong Land Holdings Ltd.	237,200	1,848,497
Jardine Matheson Holdings Ltd.	55,280	3,973,706
		11,681,071
Indonesia - 0.4%
Astra International Tbk. PT	2,497,300	921,912

Japan - 13.9%
As One Corp.	61,520	866,151
Chofu Seisakusho Co. Ltd.	11,000	139,238
FANUC Corp.	81,600	2,844,327
Hirose Electric Co. Ltd.	12,980	1,699,265
Hoshizaki Corp.	52,900	1,702,965
Kansai Paint Co. Ltd.	193,580	2,902,035
Keyence Corp.	6,500	2,313,398
Mitsubishi Electric Corp.	66,600	2,178,292
MS&AD Insurance Group Holdings, Inc.	121,600	3,173,222
Nagaileben Co. Ltd.	24,110	257,156
Nihon Kohden Corp.	112,300	1,053,775
OBIC Business Consultants Co. Ltd.	18,300	731,002
Secom Co. Ltd.	83,220	3,169,918
Shimano, Inc.	26,260	2,741,619
SK Kaken Co. Ltd.	6,390	411,713
SMC Corp.	9,460	3,720,602
Sompo Holdings, Inc.	57,700	2,246,160
T Hasegawa Co. Ltd.	29,300	529,760
TIS, Inc.	125,900	2,691,922
USS Co. Ltd.	58,700	617,454
		35,989,974
Mexico - 3.7%
Fomento Economico Mexicano SAB de CV, ADR	37,561	4,171,525
Grupo Mexico SAB de CV, Series B	183,724	1,967,322
Wal-Mart de Mexico SAB de CV	1,053,525	3,421,032
		9,559,879
Netherlands - 2.0%
HAL Trust	4,345	877,383
Heineken Holding NV	20,198	1,437,416
Heineken NV	17,106	1,315,765
Magnum Ice Cream Co. NV (The) *	63,018	925,788
Universal Music Group NV	26,154	507,670
		5,064,022
Norway - 1.0%
Orkla ASA	201,269	2,532,897

Singapore - 2.0%
United Overseas Bank Ltd.	114,500	3,277,649
UOL Group Ltd.	243,300	1,847,370
		5,125,019
South Korea - 5.6%
Fursys, Inc.	13,299	323,000
Hyundai Mobis Co. Ltd.	6,234	1,608,498
KT&G Corp.	34,048	3,661,275

See Notes to Consolidated Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Consolidated Schedule of Investments
March 31, 2026 (unaudited)

Investments	Shares	Value ($)
NAVER Corp.	9,148	1,245,486
NongShim Co. Ltd.	2,914	713,612
Samsung Electronics Co. Ltd. (Preference)	61,354	4,952,715
Samsung Life Insurance Co. Ltd.	13,847	1,996,569
		14,501,155
Sweden - 2.7%
Industrivarden AB, Class C	24,527	1,215,772
Investor AB, Class B	96,894	3,669,835
L E Lundbergforetagen AB, Class B	15,636	888,966
Svenska Handelsbanken AB, Class A	95,212	1,255,249
		7,029,822
Switzerland - 4.3%
Cie Financiere Richemont SA (Registered)	22,119	3,905,467
Nestle SA (Registered)	40,804	4,002,507
Schindler Holding AG	8,440	2,780,076
Schindler Holding AG (Registered)	1,358	427,705
		11,115,755
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,006	3,381,528

Thailand - 0.6%
Bangkok Bank PCL, NVDR	274,405	1,398,713
Thai Beverage PCL	729,592	244,697
		1,643,410
Turkey - 0.3%
AG Anadolu Grubu Holding A/S	1,120,905	691,604

United Kingdom - 12.5%
Berkeley Group Holdings plc *	40,683	1,863,646
Big Yellow Group plc, REIT	80,602	908,623
British American Tobacco plc	99,429	5,772,731
Diageo plc	102,904	1,913,728
Great Portland Estates plc, REIT	186,356	700,273
Haleon plc	490,919	2,429,556
Lloyds Banking Group plc	2,127,461	2,636,850
Reckitt Benckiser Group plc	45,371	3,050,762
RELX plc	58,194	1,906,573
Shell plc	170,137	7,955,796
Unilever plc	56,337	3,180,765
		32,319,303
Total Common Stocks (Cost $153,227,459)		202,107,179

Investments	Ounces	Value ($)
Commodities - 18.3%

Gold bullion* (Cost $6,666,974)	10,073	47,175,065

Investments	Principal Amount ($)	Value ($)
Short-Term Investments - 2.5%

Commercial Paper - 2.0%
Cargill, Inc.
3.63%, 04/01/2026 (b)(c)	852,000	851,913
General Motors Financial Co Inc Commercial Paper
3.90%, 04/01/2026 (b)(c)	2,437,000	2,436,734
Global Payments, Inc.
4.20%, 04/01/2026 (b)	1,045,000	1,044,879
Stanley Black & Decker, Inc.
4.06%, 04/01/2026 (b)(c)	870,000	869,903
Total Commercial Paper (Cost $5,204,000)		5,203,429
U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills
3.68%, 04/30/2026 (b)	500,000	498,538
3.75%, 05/14/2026 (b)	250,000	248,913
3.54%, 06/18/2026 (b)	250,000	248,052
3.58%, 08/06/2026 (b)	250,000	246,834
Total U.S. Treasury Obligations (Cost $1,242,458)		1,242,337

Investments	Shares	Value ($)
Investment Companies - 0.0%(d)
JP Morgan U.S. Government Money Market Fund, Capital Shares 3.61% (e) (Cost $1,648)	1,648	1,648

Total Short-Term Investments (Cost $6,448,106)		6,447,414

Total Investments - 99.1% (Cost $166,342,539)		255,729,658
Other assets less liabilities - 0.9%		2,412,132
Net Assets - 100.0%		258,141,790

See Notes to Consolidated Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Consolidated Schedule of Investments
March 31, 2026 (unaudited)

*	Non-income producing security.

(a)	Represents a security that is subject to legal restrictions on resale due to compliance obligations of the Adviser. Total value of all such securities at March 31, 2026 amounted to $960,245, which represents approximately 0.37% of net assets of the Fund.

					Carrying Value
					Per
Restricted Securities	Acquisition Date			Cost	Share/Principal
Kesko OYJ	07/09/24	-	11/18/25	$814,852	$22.21

(b)	The rate shown was the current yield as of March 31, 2026.
(c)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at March 31, 2026 amounted to $4,158,550, which represents approximately 1.61% of net assets of the Fund.
(d)	Represents less than 0.05% of net assets.
(e)	Represents 7-day effective yield as of March 31, 2026.

See Notes to Consolidated Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Consolidated Schedule of Investments
March 31, 2026 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of March 31, 2026

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,529,979	EUR	1,316,000	Bank of New York Mellon	04/01/2026	$8,880
USD	882,641	JPY	136,759,000	Bank of New York Mellon	04/01/2026	20,922
USD	2,686,345	EUR	2,272,000	Goldman Sachs	05/07/2026	55,679
USD	483,770	GBP	359,000	Goldman Sachs	05/07/2026	8,625
USD	956,270	JPY	147,836,000	Goldman Sachs	05/07/2026	21,641
USD	2,369,755	EUR	1,967,000	JPMorgan Chase Bank	06/03/2026	89,562
USD	616,703	GBP	448,000	JPMorgan Chase Bank	06/03/2026	23,818
USD	3,812,825	EUR	3,216,000	UBS AG	07/08/2026	79,335
USD	1,353,233	EUR	1,160,000	Bank of New York Mellon	08/05/2026	5,174
Total unrealized appreciation						313,636
EUR	1,316,000	USD	1,526,984	Bank of New York Mellon	04/01/2026	(5,885)
JPY	136,759,000	USD	868,055	Bank of New York Mellon	04/01/2026	(6,338)
GBP	131,000	USD	175,785	Goldman Sachs	05/07/2026	(2,403)
JPY	147,836,000	USD	941,217	Goldman Sachs	05/07/2026	(6,587)
Total unrealized depreciation						(21,213)
Net unrealized appreciation						$292,423

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

See Notes to Consolidated Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund
Consolidated Schedule of Investments
March 31, 2026 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	0.1%
Automobile Components	0.6
Banks	4.2
Beverages	5.9
Broadline Retail	3.1
Chemicals	3.1
Commercial Services & Supplies	1.3
Commodities	18.3
Consumer Staples Distribution & Retail	1.8
Electrical Equipment	1.5
Electronic Equipment, Instruments & Components	1.6
Entertainment	0.2
Financial Services	4.3
Food Products	4.7
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.3
Hotels, Restaurants & Leisure	0.2
Household Durables	0.8
Household Products	1.9
Industrial Conglomerates	2.7
Insurance	5.0
Interactive Media & Services	0.5
IT Services	1.0
Leisure Products	1.1
Machinery	4.5
Metals & Mining	0.8
Office REITs	0.3
Oil, Gas & Consumable Fuels	6.5
Personal Care Products	1.2
Pharmaceuticals	2.6
Professional Services	0.7
Real Estate Management & Development	2.3
Semiconductors & Semiconductor Equipment	1.3
Software	1.9
Specialized REITs	0.4
Specialty Retail	0.2
Technology Hardware, Storage & Peripherals	1.9
Textiles, Apparel & Luxury Goods	3.5
Tobacco	3.6
Trading Companies & Distributors	0.2
Short-Term Investments	2.5
Total Investments	99.1%

See Notes to Consolidated Schedule of Investments.	(Continued)

Notes to Consolidated Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004, a Maryland corporation, operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. As of March 31, 2026, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by funds managed by Genstar Capital, LLC.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investment in Subsidiaries — The Fund may invest in certain precious metals through its investment in the First Eagle Overseas Variable Cayman Fund, Ltd. and the First Eagle Overseas Variable Delaware Fund LLC, wholly owned subsidiaries (“Subsidiaries”). The Fund may invest up to 25% of its total assets in shares of the Subsidiaries. The Subsidiaries have the ability to invest in commodities and securities consistent with the investment objective of the Fund. Substantially all of the Subsidiaries’ assets are expected to represent physical gold bullion. Trading in bullion directly by the Fund presents the risk of tax consequences (e.g., a change in the Fund’s tax status subjecting the Fund to be taxed at the Fund level on all of its income if the Fund’s “non-qualifying income” exceeds 10% of the Fund’s gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks. As of March 31, 2026, the First Eagle Overseas Variable Cayman Fund, Ltd. has $0 in net assets, representing 0.00% of the Fund’s net assets and the First Eagle Overseas Variable Delaware Fund LLC has $0 in net assets, representing 0.00% of the Fund’s net assets. The consolidated financial statements include the accounts of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated.

b)	Investment Valuation — The Fund computes its net asset value (“NAV”) once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” as described below.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close of trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Adviser believes that relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value.

These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2026:

First Eagle Overseas Variable Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$36,981,477	$165,125,702 (a)	$–	$202,107,179
Commodities*	–	47,175,065	–	47,175,065
Short-Term Investments	1,648	6,445,766	–	6,447,414
Forward Foreign Currency Exchange Contracts**	–	313,636	–	313,636
Total	$36,983,125	$219,060,169	$–	$256,043,294

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(21,213)	$–	$(21,213)
Total	$–	$(21,213)	$–	$(21,213)

(a)	The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 2(b) for additional details.
†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

c)	Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the period ended March 31, 2026, the average monthly outstanding currency purchased and sold in U.S. dollars for forward foreign currency exchange contracts totaled $4,926,351 and $16,876,637, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties.

An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Consolidated Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits open-end funds, including the Fund, from issuing or selling any “senior security”, except that the Fund may borrow from a bank if, immediately after such borrowing, there is “asset coverage” of at least 300%.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by the Adviser as a “derivatives risk manager”. The derivatives risk manager is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

At March 31, 2026, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
	Asset Derivative	Liability Derivative	Net Realized Gains	Change in Appreciation
Risk Type	Fair Value	Fair Value	(Losses)	(Depreciation)
Foreign currency	$313,636	$21,213	$80,209	$200,017

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2026:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$34,976	$(12,223)	$-	$22,753
Goldman Sachs	85,945	(8,990)	-	76,955
JPMorgan Chase Bank	113,380	-	(111,510)	1,870
UBS AG	79,335	-	(79,335)	-
Total	$313,636	$(21,213)	$(190,845)	$101,578

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$12,223	$(12,223)	$-	$-
Goldman Sachs	8,990	(8,990)	-	-
Total	$21,213	$(21,213)	$-	$-

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

d)	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”), which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward. These adjustments are recorded as increases or decreases to interest income on the Consolidated Statement of Operations and reflected in the market value of the securities. TIPS are subject to interest rate risk.

e)	Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and a prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.